EXHIBIT 99.1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Unitholders of Valero Energy Partners LP and
the Board of Directors of Valero Energy Partners GP LLC
We have audited the accompanying combined balance sheet of the Meraux and Three Rivers Terminal Services Business as of December 31, 2015, and the related combined statements of operations, changes in net investment, and cash flows for the year then ended. These combined financial statements are the responsibility of the Meraux and Three Rivers Terminal Services Business’ management. Our responsibility is to express an opinion on these combined financial statements based on our audit.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of the Meraux and Three Rivers Terminal Services Business as of December 31, 2015, and the results of its operations and its cash flows for the year then ended, in conformity with U.S. generally accepted accounting principles.
/s/ KPMG LLP

San Antonio, Texas
September 1, 2016

MERAUX AND THREE RIVERS TERMINAL SERVICES BUSINESS
COMBINED BALANCE SHEETS
(In Thousands)

	June 30, 2016	December 31, 2015
	(Unaudited)
ASSETS
Cash and cash equivalents	$—	$—
Total current assets	—	—
Property and equipment, at cost	68,548	66,444
Accumulated depreciation	(16,742)	(15,004)
Property and equipment, net	51,806	51,440
Total assets	$51,806	$51,440
LIABILITIES AND NET INVESTMENT
Commitments and contingencies
Net investment	$51,806	$51,440
Total liabilities and net investment	$51,806	$51,440
See Notes to Combined Financial Statements.

MERAUX AND THREE RIVERS TERMINAL SERVICES BUSINESS
COMBINED STATEMENTS OF OPERATIONS
(In Thousands)

	Six Months Ended June 30,		Year Ended December 31, 2015
	2016	2015
	(Unaudited)
Operating revenues	$—	$—	$—
Costs and expenses:
Operating expenses	3,236	3,231	6,706
Operating expenses – related party	3,739	3,612	7,242
General and administrative expenses – related party	274	245	507
Depreciation expense	2,090	1,599	2,954
Total costs and expenses	9,339	8,687	17,409
Net loss	$(9,339)	$(8,687)	$(17,409)
See Notes to Combined Financial Statements.

MERAUX AND THREE RIVERS TERMINAL SERVICES BUSINESS
COMBINED STATEMENTS OF CHANGES IN NET INVESTMENT
(In Thousands)

	Six Months Ended June 30,		Year Ended December 31, 2015
	2016	2015
	(Unaudited)
Balance as of beginning of period	$51,440	$47,624	$47,624
Net loss	(9,339)	(8,687)	(17,409)
Net transfers from Valero	9,705	10,088	21,225
Balance as of end of period	$51,806	$49,025	$51,440
See Notes to Combined Financial Statements.

MERAUX AND THREE RIVERS TERMINAL SERVICES BUSINESS
COMBINED STATEMENTS OF CASH FLOWS
(In Thousands)

	Six Months Ended June 30,		Year Ended December 31, 2015
	2016	2015
	(Unaudited)
Cash flows from operating activities:
Net loss	$(9,339)	$(8,687)	$(17,409)
Adjustment to reconcile net loss to net cash used in operating activities:
Depreciation expense	2,090	1,599	2,954
Net cash used in operating activities	(7,249)	(7,088)	(14,455)
Cash flows from investing activities:
Capital expenditures	(2,281)	(3,239)	(6,914)
Net cash used in investing activities	(2,281)	(3,239)	(6,914)
Cash flows from financing activities:
Net transfers from Valero	9,530	10,327	21,369
Net cash provided by financing activities	9,530	10,327	21,369
Net change in cash and cash equivalents	—	—	—
Cash and cash equivalents as of beginning of period	—	—	—
Cash and cash equivalents as of end of period	$—	$—	$—
See Notes to Combined Financial Statements.

MERAUX AND THREE RIVERS TERMINAL SERVICES BUSINESS
NOTES TO COMBINED FINANCIAL STATEMENTS

1.	BUSINESS AND BASIS OF PRESENTATION
References in this report to “we,” “us,” or “our” refer to the Meraux and Three Rivers Terminal Services Business as described below. References in this report to the “Partnership,” refer to Valero Energy Partners LP, one or more of its consolidated subsidiaries, or all of them taken as a whole. References in this report to “Valero” refer collectively to Valero Energy Corporation and its subsidiaries, other than Valero Energy Partners LP, any of its subsidiaries, or its general partner.
Business
The Meraux and Three Rivers Terminal Services Business is engaged in the business of terminaling crude oil, intermediates, and refined petroleum products at terminals located in Louisiana and Texas as more fully described below:

•
Meraux Terminal. The Meraux Terminal is a crude oil, intermediates, and refined petroleum products terminal that supports Valero’s Meraux Refinery located in Meraux, Louisiana. The terminal is located southeast of New Orleans along the Mississippi River and has storage tanks with 3.9 million barrels of storage capacity.

•
Three Rivers Terminal. The Three Rivers Terminal is a crude oil, intermediates, and refined petroleum products terminal that supports Valero’s Three Rivers Refinery located in Three Rivers, Texas. The terminal is located in South Texas between Corpus Christi and San Antonio and has storage tanks with 2.3 million barrels of storage capacity.

Our assets did not generate revenues historically. Because we do not take ownership of or receive any payments based on the value of the crude oil, intermediates, or refined petroleum products that we handle and do not engage in the trading of any commodities, we have no direct exposure to commodity price fluctuations. Our operations consist of one reportable segment.
Effective September 1, 2016, the Partnership entered into a contribution agreement with Valero to acquire two of Valero’s subsidiaries, Valero Partners Meraux, LLC and Valero Partners Three Rivers, LLC, (the Acquisition). Valero contributed the assets of the Meraux and Three Rivers Terminal Services Business to these subsidiaries just prior to the Acquisition. The Partnership acquired these subsidiaries for total consideration of $325.0 million consisting of (i) cash of $276.0 million and (ii) the issuance of 1,149,905 common units representing limited partner interests in the Partnership and 23,467 general partner units representing general partner interests in the Partnership to the General Partner having an aggregate value, collectively, of $49.0 million. The cash distribution was funded with $66.0 million of the Partnership’s cash on hand and $210.0 million of borrowings under the Partnership’s revolving credit facility.
Basis of Presentation
These combined financial statements were derived from the consolidated financial statements and accounting records of Valero. These combined financial statements reflect the combined historical financial position, results of operations, and cash flows of the Meraux Terminal business and the Three Rivers Terminal business, including an allocable portion of Valero’s corporate costs.

MERAUX AND THREE RIVERS TERMINAL SERVICES BUSINESS
NOTES TO COMBINED FINANCIAL STATEMENTS (Continued)

These combined financial statements are presented as if the operations of the Meraux Terminal and the Three Rivers Terminal had been combined for all periods presented. There were no transactions between the operations of the Meraux Terminal and the Three Rivers Terminal; therefore, there were no intercompany transactions or accounts to be eliminated in connection with the combination of these operations. The assets and liabilities in the combined balance sheets have been reflected on a historical cost basis as all of the assets and liabilities presented were wholly owned by Valero and will be transferred within Valero’s consolidated group. The combined statements of operations also include expense allocations for certain corporate functions historically performed by Valero and not allocated to the Meraux and Three Rivers Terminal Services Business, including allocations of general corporate expenses related to executive oversight, accounting, treasury, tax, legal, procurement, information technology, and operational support services such as engineering and logistics. These allocations were based primarily on specific identification of time and/or activities associated with the Meraux and Three Rivers Terminal Services Business, employee headcount, or capital expenditures. Our management believes the assumptions underlying the combined financial statements, including the assumptions regarding the allocation of general corporate expenses from Valero, are reasonable. Nevertheless, the combined financial statements may not include all of the expenses that would have been incurred had we been a stand-alone company during the periods presented and may not reflect our financial position, results of operations, and cash flows had we been a stand-alone company during the periods presented.
Valero uses a centralized approach to the cash management and financing of its operations. We transfer cash to Valero daily and Valero funds our operating and investing activities as needed. Accordingly, cash held by Valero at the corporate level was not allocated to us for any of the periods presented. We reflected transfers of cash to and from Valero’s cash management system as a component of net investment on our balance sheets, and these net transfers of cash are reflected as a financing activity in our statements of cash flows. We have also not included any interest expense on the net cash transfers from Valero.
The combined financial statements and notes to the combined financial statements as of June 30, 2016 and for the six months ended June 30, 2016 and 2015, included herein, are unaudited. These combined financial statements include all known accruals and adjustments necessary, in the opinion of management, for a fair presentation of the combined financial position of the Meraux and Three Rivers Terminal Services Business and its results of operations and cash flows for the interim periods. Unless otherwise specified, all such adjustments are of a normal and recurring nature. The results of operations for the six months ended June 30, 2016 are not necessarily indicative of the results to be expected for the year ending December 31, 2016.
We have evaluated subsequent events through the date the audited financial statements were issued. Any material subsequent events that occurred during this time have been properly recognized or disclosed in these combined financial statements.
2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Net Investment
Net investment represents Valero’s historical investment in us, our accumulated net losses, and the net effect of transactions with, and allocations from, Valero.

MERAUX AND THREE RIVERS TERMINAL SERVICES BUSINESS
NOTES TO COMBINED FINANCIAL STATEMENTS (Continued)

Use of Estimates
The preparation of financial statements in conformity with United States (U.S.) generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates. On an ongoing basis, we review our estimates based on currently available information. Changes in facts and circumstances may result in revised estimates.
Property and Equipment
The cost of property and equipment purchased or constructed, including betterments of property assets, is capitalized. However, the cost of repairs and normal maintenance of property and equipment is expensed when incurred. Betterments of property and equipment are those that extend the useful lives of the property and equipment or improve the safety of our operations. The cost of property and equipment constructed includes certain interest and overhead costs allocable to the construction activities.
When property and equipment are retired or replaced, the cost and related accumulated depreciation are eliminated, with any gain or loss reflected in depreciation expense, unless such amounts are reported separately due to materiality.
Depreciation of property and equipment is recorded on a straight-line basis over the estimated useful lives of the related assets. Leasehold improvements are amortized on a straight-line basis over the shorter of the lease term or the estimated useful life of the related asset.
Revenue Recognition
We are part of the consolidated operations of Valero and have not historically recognized revenue on transactions with Valero.
Income Taxes
Income taxes are accounted for under the asset and liability method, as if we were a separate taxpayer rather than a member of Valero’s consolidated tax return. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred amounts are measured using enacted tax rates expected to apply to taxable income in the year those temporary differences are expected to be recovered or settled.
Our taxable loss was included in the consolidated U.S. federal income tax returns of Valero and in certain consolidated state income tax returns. Following the Acquisition, our operations will be treated as a partnership for federal and state income tax purposes, with each partner being separately taxed on its share of the taxable income or loss. Therefore, we have excluded income taxes from these financial statements, except with respect to taxes incurred by our business activities in Texas. Texas apportions taxable income based upon gross revenue and Louisiana does not have a state partnership tax. Our Three Rivers Terminal assets did not generate revenues historically and, therefore, we did not recognize income taxes for the six months ended June 30, 2016 and 2015, or for the year ended December 31, 2015.

MERAUX AND THREE RIVERS TERMINAL SERVICES BUSINESS
NOTES TO COMBINED FINANCIAL STATEMENTS (Continued)

Comprehensive Income
We have not reported comprehensive income due to the absence of items of other comprehensive income in the periods presented.

3.	RELATED-PARTY TRANSACTIONS
Our operations consist of terminaling crude oil, intermediates, and refined petroleum products. We are part of the consolidated operations of Valero and have not historically recognized revenue on transactions with Valero.
Valero provides substantial labor and overhead support to us for the operation of business and management oversight of our day-to-day operations. Employee benefit expenses such as medical insurance, life insurance, and employee benefit plan expenses, including stock-based compensation, were allocated to us based on Valero’s determination of actual costs attributable to employees who provide services to us, and were recorded as components of “operating expenses – related party” and “general and administrative expenses – related party.” As discussed in Note 1, Valero also charged us for certain corporate functions performed on our behalf that were recorded as “general and administrative expenses – related party.”
Our management believes the charges allocated to us are a reasonable reflection of the utilization of services provided. However, those allocations may not fully reflect the expenses that would have been incurred had we been a stand-alone company during the periods presented and cannot be presumed to be carried out on an arm’s-length basis as the requisite conditions of competitive, free-market dealings may not exist.
For purposes of these financial statements, payables and receivables related to transactions between us and Valero are included as a component of net investment on our balance sheets.
Net Investment
The following is a reconciliation of the amounts presented as net transfers from Valero on our statements of changes in net investment and statements of cash flows (in thousands):

	Six Months Ended June 30,		Year Ended December 31, 2015
	2016	2015
	(Unaudited)
Net transfers from Valero per statements of changes in net investment	$9,705	$10,088	$21,225
Less: Noncash transfers from (to) Valero	175	(239)	(144)
Net transfers from Valero per statements of cash flows	$9,530	$10,327	$21,369
Noncash transfers primarily represent the change in amounts accrued for capital expenditures as we do not reflect capital expenditures in our statements of cash flows until such amounts are paid.

MERAUX AND THREE RIVERS TERMINAL SERVICES BUSINESS
NOTES TO COMBINED FINANCIAL STATEMENTS (Continued)

4.	PROPERTY AND EQUIPMENT
Major classes of property and equipment consisted of the following (in thousands):

	June 30,	December 31,
	2016	2015
	(Unaudited)
Terminals and related assets	$67,699	$65,987
Construction-in-progress	849	457
Property and equipment, at cost	68,548	66,444
Accumulated depreciation	(16,742)	(15,004)
Property and equipment, net	$51,806	$51,440

5.    COMMITMENTS AND CONTINGENCIES
Operating Leases
We enter into various short-term equipment and facilities lease arrangements as needed to support our operations. Rental expense associated with our lease arrangements was $51,000 and $72,000 for the six months ended June 30, 2016 and 2015, respectively, and $126,000 for the year ended December 31, 2015.
Litigation Matters
From time to time, we may be party to claims and legal proceedings arising in the ordinary course of business. We also may be required by existing laws and regulations to report the release of hazardous substances and begin a remediation study. We have not recorded a loss contingency liability as there are no matters for which we have determined that a loss has been incurred. We re-evaluate and update our loss contingency liabilities as matters progress over time.

6.	EMPLOYEE BENEFIT PLANS
Pension and Retirement Savings Plans
Employees of Valero who directly or indirectly support our operations participate in the pension, postretirement health and life insurance, and defined contribution benefit plans sponsored by Valero. Costs associated with these benefit plans were included in the costs allocated to us from Valero and were included in “operating expenses – related party” or “general and administrative expenses – related party,” depending on the nature of the employee’s role in our operations.
Stock-based Compensation
We do not have any stock compensation plans. Eligible Valero employees that supported our operations participated in Valero’s 2011 Omnibus Stock Incentive Plan (the OSIP), which authorizes the grant of various stock and stock-based awards. Awards available under the OSIP include options to purchase shares of common stock of Valero, performance awards that vest upon the achievement of an objective performance goal, stock appreciation rights, and restricted stock that vests over a period determined by Valero’s compensation

MERAUX AND THREE RIVERS TERMINAL SERVICES BUSINESS
NOTES TO COMBINED FINANCIAL STATEMENTS (Continued)

committee. Prior to the approval of the OSIP by Valero’s stockholders, most of the equity awards granted to Valero employees were made under Valero’s 2005 Omnibus Stock Incentive Plan and 2003 Employee Stock Incentive Plan. Certain Valero employees supporting our operations were historically granted these types of awards. Stock-based compensation costs were allocated to us from Valero and were included in “operating expenses – related party” and “general and administrative expenses – related party.”
Summary of Employee Benefit Plan Costs
Our share of pension and postretirement costs, defined contribution plan costs, and stock-based compensation costs was as follows (in thousands):

	Six Months Ended June 30,		Year Ended December 31, 2015
	2016	2015
	(Unaudited)
Pension and postretirement costs	$15	$13	$26
Defined contribution plan costs	12	10	21
Stock-based compensation costs	1	1	1